UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[x]	Definitive Proxy Statement.

[ ]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to §240.14a-12.

LMI AEROSPACE, INC.
(Name of Registrant as Specified in Charter)
Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

LMI Aerospace, Inc.
3600 Mueller Road
St. Charles, Missouri 63301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 28, 2006

TO OUR SHAREHOLDERS:

The 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of LMI Aerospace, Inc., a Missouri corporation (the “Company”), will be held at the Four Points Sheraton, 3400 Rider Trail South, St. Louis, Missouri 63045, beginning at 10:00 a.m. local time on June 28, 2006 for the following purposes:

1.	to elect two Class II Directors for a term expiring in 2009 or until their successors are elected and qualified;

2.	to ratify the selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm;

3.	to transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 15, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of all shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares registered in the name of each shareholder, will be open during usual business hours for the examination by any shareholder for any purpose germane to the Annual Meeting for ten days prior to the Annual Meeting at the office of the Company set forth above.

A copy of the Company’s annual report for its fiscal year ended December 31, 2005, accompanies this notice.

By Order of the Board of Directors,

LAWRENCE E. DICKINSON
Secretary

St. Charles, Missouri

May 30, 2006

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING ACCORDING TO YOUR WISHES. YOUR PROXY WILL NOT BE USED IF YOU ATTEND AND VOTE AT THE MEETING IN PERSON.

LMI Aerospace, Inc.
3600 Mueller Road
St. Charles, Missouri 63301

PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of LMI Aerospace, Inc. (the “Company”) to be voted at the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held at the Four Points Sheraton, 3400 Rider Trail South, St. Louis, Missouri 63045, beginning at 10:00 a.m. local time on June 28, 2006, or at any adjournment thereof. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed or given to shareholders on or about May 30, 2006. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope, and the shares represented thereby will be voted in accordance with your wishes.

Solicitation of proxies is being made by the Company and will be made primarily by mail. In addition to solicitation by mail, officers, directors and employees of the Company may solicit personally, by mail or telephone if proxies are not promptly received. The cost of solicitation will be borne by the Company and will include reimbursement paid to banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses of forwarding solicitation materials to the beneficial owners of the Company’s common stock.

The Company’s principal office is located at 3600 Mueller Road, St. Charles, Missouri 63301.

REVOCATION OF PROXY

If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company, Lawrence E. Dickinson, in writing at the principal office of the Company of such revocation at any time prior to the voting of the proxy. A properly executed proxy with a later date will also revoke a previously furnished proxy.

RECORD DATE

Only shareholders of record at the close of business on May 15, 2006 will be entitled to vote at the Annual Meeting or any adjournment thereof.

ACTIONS TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, that is, Ronald S. Saks, or, if unable or unwilling to serve, Lawrence E. Dickinson, will vote:

1.
FOR the election of each of the persons named herein as a nominee for Class II Director of the Company, for a term expiring at the 2009 Annual Meeting of Shareholders or until his successor has been duly elected and qualified;

2.	FOR the ratification of the engagement of BDO Seidman, LLP as the Company’s independent registered public accounting firm;

3.	According to such person’s judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Should the nominees named herein for election as directors become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause a nominee to be unavailable to serve.

VOTING SECURITIES AND VOTING RIGHTS

On April 14, 2006, there were outstanding 11,193,709 shares of Common Stock, par value $0.02 per share, each of which is entitled to one vote on all matters submitted, including the election of directors. There are no cumulative voting rights.

A majority of the outstanding shares present or represented by proxy will constitute a quorum at the meeting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect a person nominated for director. Shares present at the meeting but which abstain or are represented by proxies which are marked "WITHHOLD AUTHORITY'' with respect to the election of a person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of a director.

The vote required for the approval of Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm, and for any other matter properly brought before the meeting, will be the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Shares present at the meeting that abstain (including proxies which deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Shares not present at the meeting will not affect the outcome as to any such matter.

While counted for quorum purposes, shares represented by a proxy as to which there is a “broker non-vote” (for example, where a broker does not have discretionary authority to vote the shares) as to one or more matters to be voted on shall not be deemed represented at the meeting as to such matter or matters and, therefore, will have no effect thereon.

Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of April 14, 2006 with respect to each person known by the Company to be the beneficial owner of more than five percent of its outstanding shares of Common Stock. This table is based on Schedules 13G and Section 16 filings filed with the Securities and Exchange Commission as well as other information delivered to or obtained by the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Ronald S. Saks 3600 Mueller Road St. Charles, Missouri 63301	2,408,768 (2)	21.5%

(1)
Reflects the number of shares outstanding on April 14, 2006, and, with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as "currently exercisable options").

(2)
Includes 504,693 shares held of record by Mr. Saks, trustee of the LMI Aerospace, Inc. Profit Sharing and Savings Plan and Trust, for the benefit of certain executive officers and employees of the Company. Of those 504,693 shares, 166,670 shares are held for the benefit of certain executive officers, including 99,849 shares held for the benefit of Mr. Saks. Such executive officers and employees maintain dispositive power only over such shares. Also included are 1,904,075 shares of Common Stock deemed beneficially owned by Mr. Saks and held of record by the Ronald S. Saks Revocable Trust U/T/A dated June 21, 1991, of which Mr. Saks, as trustee, maintains voting and investment authority. Mr. Saks reported sole voting power of 2,408,768 shares; no shared voting power; sole dispositive power of 2,003,924 shares; and no shared dispositive power.

SECURITY OWNERSHIP OF MANAGEMENT

Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table sets forth, as of April 14, 2006, the beneficial ownership of the outstanding Common Stock of each current director (including the nominees for election as directors), each of the Named Executive Officers named in the Summary Compensation Table set forth herein and the executive officers and directors as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Ronald S. Saks	2,408,768(2)	21.5%
Joseph Burstein	517,296(3)	4.6%
Sanford S. Neuman	237,640(4)	2.1%
Brian D. Geary	111,000(5)	1.0%
Duane E. Hahn	96,652(6)	*
Lawrence E. Dickinson	70,379(7)	*
Robert T. Grah	45,691(8)	*
Thomas G. Unger	20,000(9)	*
Michael J. Biffignani	11,209(10)	*
John M. Roeder	6,000(11)	*
John S. Eulich	0	0

All directors & executive officers as a group (11 in group)	3,524,635(12)	31.3%

* Less than 1%.

(1)
Reflects the number of shares outstanding on April 14, 2006, and with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as “currently exercisable options”).

(2)	See Note (2) to the table “Security Ownership of Certain Beneficial Owners.”

(3)
Includes 499,296 shares of Common Stock reported are held of record by the Joseph Burstein Revocable Trust U/T/A dated August 20, 1983, for which Mr. and Mrs. Burstein, as co-trustees, share voting and dispositive power. Also included are 3,000 shares of restricted stock vesting in August 2008 and 15,000 shares issuable upon the exercise of currently exercisable options to purchase such shares held by Mr. Burstein. Mr. and Mrs. Burstein reported no sole voting power; shared voting power of all 499,296 shares; no sole dispositive power; and shared dispositive power of all 499,296 shares.

(4)
Includes 205,940 shares held of record by a revocable trust of which Mr. Neuman, as trustee, has voting and investment power and 13,700 shares held by certain trusts of which Mr. Neuman, as trustee, has voting and investment power. Also includes 3,000 shares of restricted stock vesting in August 2008 and 15,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(5)
Includes 90,000 shares held by MBSP, L.P., a Nevada limited partnership of which Mr. Geary is the sole general partner and 6,000 shares held by the Geary Family Trust, of which Mr. Geary, as trustee, has voting and investment power. Also Includes 3,000 shares of restricted stock vesting in August 2008 and 12,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(6)
Includes 800 shares of restricted stock vesting in January 2008 and 252 shares of Common Stock held of record by Mr. Saks, as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. Hahn, over which Mr. Hahn maintains investment power only.

(7)
Includes 50,774 shares of Common Stock held of record by Mr. Saks as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. Dickinson, over which Mr. Dickinson maintains investment power only, and 3,300 shares of Common Stock directly or indirectly owned by Mr. Dickinson’s children, who might be deemed to maintain a principal residence at Mr. Dickinson’s residence. Mr. Dickinson has disclaimed beneficial ownership of such shares. Also includes 1,100 shares of restricted stock vesting in January 2008 and 7,500 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(8)
Includes 15,686 shares of Common Stock held of record by Mr. Saks as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. Grah, over which Mr. Grah maintains investment power only. Also includes 1,300 shares of restricted stock vesting in January 2008.

(9)	Includes 3,000 shares of restricted stock vesting in August 2008.

(10)
Includes 109 shares of Common Stock held of record by Mr. Saks as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. Biffignani, over which Mr. Biffignani maintains investment power only. Also includes 1,100 shares of restricted stock vesting in January 2008 and 10,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(11)	Includes 3,000 shares of restricted stock vesting in August 2008 and 3,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(12)
Includes 17,500 shares subject to currently exercisable options held by non-director executives of the Company and 45,000 shares subject to currently exercisable options held by directors of the Company.

PROPOSAL 1 - ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES AND CURRENT DIRECTORS

The Company's Restated Articles of Incorporation, as amended, and Amended and Restated By-laws provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The terms of the current Class II Directors expire at the Annual Meeting.

The Company’s Amended and Restated By-Laws currently specify that the number of directors shall be not less than three nor more than nine, subject to amendment by the Board of Directors.

The number of directors currently authorized is nine, however, there is one vacancy for a Class I Director and one vacancy for a class II Director on the Board of Directors. The Company's By-laws provide that vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. The Board intends to fill both vacancies. While one person has been identified to be pursued as a director, discussion and evaluation by the independent directors of the Company has not been completed. If this person is appointed by the Board of Directors as a director of the Company, then appropriate disclosure will be made. Proxies solicited by the Company for the election of directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

The following table sets forth for each director, such director's age, principal occupation for at least the last five years, present position with the Company, the year in which such director was first elected or appointed a director (each serving continuously since first elected or appointed), directorships with other companies whose securities are registered with the Securities and Exchange Commission, and the class of such director.

Class II:  To be elected to serve as Director until 2009
Name	Age	Principal Occupation	Service as Director Since
Thomas G. Unger	57	Mr. Unger has been a director of Fife Fabrication, Inc., a manufacturer of sheet metal parts and assemblies, since early 1998. Prior thereto, Mr. Unger was the Chief Executive Officer of Tyee Aircraft from 1982 to 1998.	1999
John M. Roeder	63	Mr. Roeder has acted as a financial consultant since 1999. Prior thereto, he was an Office Managing Partner of Arthur Andersen LLP, then an international accounting firm. Mr. Roeder is also the Director in Residence at The Institute for Excellence in Corporate Governance of The University of Texas at Dallas - School of Management. Mr. Roeder is a member of the board of directors and the audit committee of Fiduciary/Claymore MLP Opportunity Fund and Fiduciary/Claymore Dynamic Equity Fund, which are traded on the New York Stock Exchange.	2003

Class III: To continue to serve as Director until 2007
Name	Age	Principal Occupation	Service as Director Since
Ronald S. Saks	62	Mr. Saks has served as Chief Executive Officer and President of the Company since 1984. Prior thereto, he was Executive Vice President with Associated Transports, Inc. for eight years and was Tax Manager with Peat Marwick Mitchell & Co., now known as KPMG LLP, for eight years.	1984
Joseph Burstein	78	Mr. Burstein has served as Chairman of the Board of Directors of the Company since 1984. From 1984 through January of 1989, Mr. Burstein served as a Vice President of the Company.	1984
Brian D. Geary	49	Mr. Geary has served as a Director of the Company since June 3, 2002. Prior thereto, he served as President of Versaform Corporation from July 1978 to May 2002. Mr. Geary has been a member of the board of directors of Highway Holdings Limited, a manufacturer of electrical parts and components, subassemblies and consumer products, since January 2005.	2002

Class I:  To continue to serve as Director until 2008

Name	Age	Principal Occupation	Service as Director Since
Sanford S. Neuman	70

Mr. Neuman has served as a Director and Assistant Secretary of the Company since 1984 and has served as a director of Tempco Engineering, Inc., a subsidiary of the Company, since 2001. Mr. Neuman is Chairman of the law firm, Gallop, Johnson & Neuman, L.C. and was the Managing Member of Gallop, Johnson & Neuman, L.C. from May 2000 until he was elected Chairman on March 31, 2005. He has been a Member of Gallop, Johnson & Neuman, L.C. for more than the last five years. Mr. Neuman is also an advisory director of Industrial Engineering & Equipment Company, Inc., a manufacturer of electrical heating and cooling elements.

			1984

Name	Age	Principal Occupation	Service as Director Since
John S. Eulich	55

Mr. Eulich was elected as a Director of the Company on August 22, 2005. He has served as the President and Chief Executive Officer of INDEECO, a manufacturer of electric heaters and controls, since November 2, 2005. Mr. Eulich has also served as the Chief Executive Officer of Aspeq Associates, LLC since July 1, 2003. From 1989 to 2003, Mr. Eulich served as President of Mark Andy, Inc., a manufacturer of specialty printing equipment. From 2001 to 2003, he served as the President of Graphic Microsystems, Inc., a manufacturer of printing controls equipment, and served as Managing Director of Van Dam Machine B.V., both affiliated companies of Mark Andy, Inc., from 2000 to 2003.

			2005

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CLASS I DIRECTOR.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

Determination of Director Independence

Rules of The Nasdaq Stock Market require that a majority of the Board of Directors be “independent,” as defined in Nasdaq Marketplace Rule 4200(a)(15). Under the Nasdaq rules, the Board of Directors must make an affirmative determination that a director is independent by determining that the director has no relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has reviewed the independence of its directors under the Nasdaq rules. During this review, the Board of Directors considered transactions and relationships between each director or any member of his family and the Company. The Board of Directors has determined that Messrs. Unger, Burstein, Eulich, Roeder and Neuman are independent under Nasdaq Rule 4200(a)(15).

Board of Directors and Committee Meetings; Annual Meetings; Corporate Governance

During the fiscal year that ended on December 31, 2005, the Board of Directors held seven regular meetings. Each director attended in person or by phone 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during that portion of the 2005 fiscal year during which he was a director and (ii) the total number of meetings held during the period by all committees of the Board of Directors on which he served during that portion of the 2005 fiscal year during which he served.

The Company has no policy with regard to directors’ attendance at annual meetings of its shareholders, but all of the Company’s directors attended the 2005 annual shareholders’ meeting, either in person or by telephone.

The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. Each of these committees is comprised solely of independent directors in accordance with the standards prescribed by The Nasdaq Stock Market. The Board of Directors has adopted a written Charter for each committee, each of which is available on the Company’s website, http://www.lmiaerospace.com, and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (636) 946-6525.

Audit Committee

The Audit Committee is currently comprised of Messrs. Roeder (Chairman), Burstein, Unger and Eulich, each of whom is “independent” in accordance with the standards prescribed by The Nasdaq Stock Market as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Securities Exchange Act of 1934. In addition, the Board of Directors has determined that Mr. Roeder is qualified as an “audit committee financial expert” as that term is defined in the rules of the Securities and Exchange Commission. The Audit Committee evaluates significant matters relating to the audit and internal controls of the Company and reviews the scope and results of the audits conducted by the Company’s independent public accountants and performs the other functions or duties provided in the Audit Committee Charter. During the 2005 fiscal year, the Audit Committee held four regular meetings and four special meetings. The Audit Committee has adopted a complaint monitoring procedure to enable confidential and anonymous reporting to the Audit Committee of concerns regarding, among other things, questionable or other accounting matters.

Compensation Committee

The Compensation Committee is currently comprised of Messrs. Neuman (Chairman), Eulich and Roeder. The Board of Directors has determined, in accordance with the standards prescribed by The Nasdaq Stock Market, that each member of the Compensation Committee is independent. The Compensation Committee reviews the Company’s remuneration policies and practices, including executive compensation, and administers the Company’s stock option plans. During the 2005 fiscal year, the Compensation Committee met one time.

Nomination of Directors

The Board of Directors does not currently have a standing Nominating Committee or a charter regarding the nominating process. Pursuant to the rules of The Nasdaq Stock Market, the Board of Directors has delegated to the independent members of the Board of Directors the authority to identify, evaluate and recommend qualified nominees for election or appointment to the Company’s Board of Directors. The vote of a majority of the independent directors of the Board of Directors is required to approve a nominee for recommendation to the Board of Directors. There currently exists one vacancy for a Class I Director and one vacancy for a class II Director on the Board of Directors.

The independent members of the Board of Directors will give appropriate consideration to written recommendations from shareholders regarding the nomination of qualified persons to serve as directors of the Company, provided that such recommendations contain sufficient information regarding proposed nominees so as to permit the independent members of the Board of Directors to properly evaluate each nominee’s qualifications to serve as a director. Nominations must be addressed to the Secretary of the Company at its address appearing on the first page of this Proxy Statement. The independent members of the Board of Directors may also conduct their own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the independent directors.

The Board of Directors has adopted a set of corporate governance guidelines establishing general principles with respect to, among other things, director qualifications and responsibility. These guidelines establish certain criteria, experience and skills requirements for potential candidates, including, but not limited to, a candidate’s personal and business ethics, financial literacy, business experience, demonstrated record of achievement and other directorships. Potential candidates are evaluated by the Board of Directors through personal interviews with each member of the Board of Directors and a thorough review of such criteria. There are no established term limits for service as a director of the Company. In general, it is expected that each director of the Company will have the highest personal and professional ethics, integrity and values and will consistently exercise sound and objective business judgment. In addition, it is expected that the Board of Directors as a whole will be made up of individuals with significant senior management and leadership experience, a long-term and strategic perspective and the ability to advance constructive debate.  The Company’s Corporate Governance Guidelines are available on its website, http://www.lmiaerospace.com, and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (636) 946-6525.

Code of Business Conduct and Ethics

All directors, officers and employees of the Company, including its Chief Executive Officer and its Chief Financial Officer, are required to comply with the Company’s Code of Business Conduct and Ethics to ensure that the Company’s business is conducted in a legal and ethical manner. The Code of Business Conduct and Ethics covers all areas of business conduct, including employment policies and practices, conflict of interest and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of our Code of Business Conduct and Ethics. The Company, through the Audit Committee, has procedures in place to receive, retain and treat complaints received regarding accounting, internal accounting control or auditing matters and to allow for the confidential and anonymous submission of concerns regarding questionable accounting or auditing matters. The Company’s Code of Business Conduct and Ethics can be found on its website, http://www.lmiaerospace.com, and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (636) 946-6525.

Director’s Compensation

In 2005, all non-employee directors were paid a retainer of $24,000 to cover all meetings and committee affiliations. Additionally, the non-employee directors were awarded 3,000 shares of restricted common stock issuable under the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan at the annual meeting. The restricted shares will vest (and the restrictions lapse) over three years but are not eligible for sale until they are vested.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table reflects compensation paid or payable for fiscal years 2005, 2004, and 2003 with respect to the Company's Chief Executive Officer and each of the four most highly compensated executive officers, whose 2005 salaries and bonuses combined exceeded $100,000 in each instance (together the “Named Executive Officers”).

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Other Annual Compen- sation	Restricted Stock Award(s) ($)	Securities Underlying Options / SARs (#)	LTIP Payouts ($)	All Other Compen- sation ($)
Ronald S. Saks President and CEO	2005	258,000	88,669	0	0	0	0	0
	2004	240,000	55,784	0	0	0	0	0
	2003	240,000	0	0	0	0	0	0
Robert T. Grah Vice President, Central Operations	2005	198,736	53,891	0	0	0	0	0
	2004	179,569	0	0	0	0	0	0
	2003	175,675	3,328	0	0	0	0	0
Lawrence E. Dickinson Chief Financial Officer	2005	176,454	42,446	0	0	0	0	0
	2004	133,954	35,000	0	0	0	0	0
	2003	130,675	3,064	0	0	0	0	0
Michael J. Biffignani Chief Information Officer	2005	170,675	42,446	0	0	0	0	0
	2004	157,342	0	0	0	0	0	0
	2003	155,675	0	0	0	0	0	0
Brian P. Olsen (2) Vice President, Western Operation	2005	146,250	17,843	0	0	0	0	0
	2004	180,000	0	0	0	0	0	0
	2003	169,000	0	0	0	7,500	0	0

(1)	Includes cash and common stock contributed to the Company’s profit sharing and 401(k) plan.
(2)
Mr. Olsen resigned his position as Vice President, Western Operations as of September 30, 2005. Mr. Olsen’s annual compensation was prorated for the portion of the fiscal year that he was employed by us. His annual base salary for 2005 was $190,000.

Option/SAR Grants in Last Fiscal Year

There were no grants of stock options pursuant to the Company’s Amended and Restated 1998 Stock Option Plan to any of the Named Executive Officers during the year ended December 31, 2005. No stock appreciation rights were granted to the Named Executive Officers during such year.

Aggregated Option/SAR Exercises in the Last Fiscal Year
and Fiscal Year-End Option/SAR Values

The following table sets forth certain information concerning option exercises and option holdings for the year ended December 31, 2005 with respect to each of the Named Executive Officers. Ronald S. Saks, the Company’s Chief Executive Officer, does not hold any stock options. No stock appreciation rights were exercised by the Named Executive Officers during 2005, nor did any Named Officer hold any stock appreciation rights at the end of 2005.

Name (a)	Shares Acquired On Exercise (#) (b)	Value Realized ($) (c)	Number of Securities Underlying Unexercised Options/SARs At Fiscal Year-End (#) Exercisable/ Unexercisable (d)	Value of Unexercised In- The-Money Options/SARs At Fiscal Year- End ($) Exercisable/ Unexercisable (1) (e)
Brian P. Olsen	11,250	73,050	0/0	0/0
Robert T. Grah	27,450	179,233	0/0	0/0
Lawrence E. Dickinson	0	0	7,500/0	88,200/0
Michael J. Biffignani	0	0	10,000/0	87,300/0

(1)	The monetary value used in this calculation is $14.16 per share, the fair market value of the stock as of December 31, 2005.

Employment Arrangements with Named Executive Officers

During 2005, the Company was party to employment agreements with the following executive officers: (i) Ronald S. Saks, Chief Executive Officer; (ii) Brian P. Olsen, Vice President Western Operations, (iii) Robert T. Grah, Vice President Central Region; (iv) Lawrence E. Dickinson, Chief Financial Officer and (v) Michael J. Biffignani, Chief Information Officer/Director of Supplier Management and Procurement. Mr. Olsen resigned his position as Vice President, Western Operations as of September 30, 2005. All remaining agreements expired on December 31, 2005. New agreements with each of the four officers were entered into for an initial term of employment that commenced as of January 1, 2006 and expires on December 31, 2007. By their terms, the employment agreements automatically renew for additional one-year periods, unless terminated by either us or the employee by October 31 of the then current term beginning in 2007.

Pursuant to the employment agreements, the employees receive an annual base salary and a performance bonus for any fiscal year that our consolidated income from operations is more than $10 million. The following table sets forth the salaries and performance bonuses as set forth in the employment agreements for calendar years 2006 and 2007 and thereafter:

Name	Year	Annual Base Salary ($)	Performance Bonus(1)

Ronald S. Saks	2006	270,600	5.0% of annual base salary, plus 0.75% of consolidated income from operations in excess of $10,000,000
	2007 and after	277,200

Robert T. Grah	2006	200,900	5.0% of annual base salary, plus 0.50% of consolidated income from operations in excess of $10,000,000
	2007 and after	205,800

Lawrence E. Dickinson	2006	182,963	5.0% of annual base salary, plus 0.40% of consolidated income from operations in excess of $10,000,000
	2007 and after	187,425

Michael J. Biffignani	2006	175,275	5.0% of annual base salary, plus 0.40% of consolidated income from operations in excess of $10,000,000
	2007 and after	179,550
____________

(1) In the event we do not meet our annual on-time delivery metric, the performance bonus will be reduced by 25%.

The employment agreements between us and each of Messrs. Saks, Grah, Dickinson and Biffignani may be terminated upon: (i) our dissolution, (ii) the death or permanent disability of the employee, (iii) the employee’s unsatisfactory performance of his duties under the agreement, (iv) ten days’ written notice by us upon breach or default of the terms of the agreement by the employee, or (v) by the employee upon 30 days’ written notice to us. The employment agreements also permit us to terminate the employee’s employment following an act of misconduct.

If, pursuant to a change in control of the Company, an employee’s employment agreement is involuntarily terminated, the employee will receive severance pay in an amount equal to two times his annual base salary and any reasonably anticipated performance bonus for the fiscal year in which he was terminated on a prorated basis. If Mr. Saks voluntarily terminates his employment within 30 days of a change in control without good reason, he will receive twelve months of his annual base salary. If Messrs. Grah, Dickinson or Biffignani voluntarily terminate employment within 90 days of a change in control, then such employee will receive either six months of his annual base salary if his term of service to us was less than five years or twelve months of his annual base salary if his term of service to us was more than five years.

Messrs. Saks, Grah and Dickinson were each party to an assignment of benefits agreement with us in connection with certain life insurance policies, commonly known as “split-dollar” agreements, whereby, historically, we shared the cost of such insurance policies. Under the Sarbanes-Oxley Act of 2002, however, such split-dollar agreements may be construed as loans by us to executive officers. Therefore, we and Messrs. Saks, Grah and Dickinson elected to terminate the benefits agreements in December 2003, and Messrs. Saks, Grah and Dickinson have paid to us our portion of the benefit assignment accrued to date. As a result of the termination of the benefits agreements, we chose to make bonus payments in 2003 to Messrs. Grah and Dickinson of

$3,328 and $3,064, respectively, and in 2004 we paid $55,784 to Mr. Saks, $3,894 to Mr. Grah and $3,954 to Mr. Dickinson. Mr. Saks was paid a bonus of $32,000 during 2005 in respect of the termination of these benefits agreements. Pursuant to their employment agreements, we pay additional annual compensation to Messrs. Grah and Dickinson of $3,894 and $3,279, respectively, to cover the cost of the premiums of the life insurance policies and the taxes attributable to such additional compensation.

Compensation Committee Interlocks and Insider Participation

During the 2005 fiscal year, Sanford S. Neuman and John M. Roeder served on the Compensation Committee. Paul L. Miller, Jr. also served as a member of the Compensation Committee until his death on July 15, 2005. Mr. Neuman is the Chairman and a Member of the law firm Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future. The Nasdaq rules require that the Compensation Committee be comprised solely of independent directors, as defined by Nasdaq Rule 4200. In compliance with these rules, the Board of Directors has determined that Mr. Neuman is an independent director, and he, therefore, continues to serve on the Compensation Committee.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is responsible for recommending to the Board of Directors a compensation package and specific compensation levels for executive officers of the Company. In addition, the Committee establishes and administers stock-based awards under the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan and continues to administer the currently outstanding options granted pursuant to the now-terminated LMI Aerospace, Inc. 1998 Stock Option Plan.

Compensation Policies

The Company’s executive compensation program is designed to provide a compensation package that attracts and retains quality executive officers, while at the same time aligning the interests of the Company’s executive officers with those of the Company’s shareholders. The Compensation Committee has identified two primary compensation policies that it follows in setting compensation levels for its executive officers: (i) the establishment of compensation levels that are competitive with those of similarly situated manufacturers and (ii) the linking of executive compensation levels to the financial performance of the Company.

Given these policies, the Compensation Committee has developed an overall compensation plan that provides the Company’s executive officers with competitive base salary compensation and with the opportunity to earn additional cash compensation based upon the Company’s achievement of certain specified annual income targets. In addition, the Company has awarded stock options, restricted stock, and may make other awards to executive officers in an effort to increase executive stock ownership in order to drive long-term growth in value for all of the Company’s shareholders. The Company’s compensation strategy seeks to place a portion of an executive’s compensation package at risk, thereby motivating these individuals to execute the tactics necessary to ensure continued growth, profitability and shareholder value.

Base Salary

Base salaries for the Company’s executive officers are based upon recommendations by the Company’s Chief Executive Officer and a review of additional factors, including the officer’s position and responsibilities, tenure and seniority and experience generally. In addition, the Compensation Committee has compiled data for similarly situated manufacturers in order to determine a competitive baseline for compensating the Company’s executive officers. Because the Compensation Committee believes that the Company may compete with companies outside of the Company’s industry in hiring and retaining qualified executive-level personnel, the Compensation Committee will generally look at the compensation levels paid to executives outside of those companies which are included in the S & P Small Cap Aerospace/Defense Index, included as part of the Performance Graph to this Proxy Statement. The base level of the Company’s executive compensation is generally targeted below the mid-point of this comparative group.

Generally, the compensation levels of each of the Company’s executive officers have been fixed pursuant to the terms of the Company’s employment agreements entered into between the Company and each of its executive officers. As of December 31, 2005, each employment agreement with an executive officer, to which the Company was a party, was terminated in accordance with its terms. As of January 1, 2006, the Company executed new employment agreements with Messrs. Saks, Grah, Dickinson and Biffignani.

Bonus

In 2005, certain of the Company’s executive officers had the ability to earn a performance bonus based on the Company’s achievement of certain specified income goals. Such goals were achieved in 2005, and the resulting performance bonuses have been paid.

The Board of Directors reserves the right to grant additional bonus compensation to executive officers under extraordinary circumstances. In 2005, Mr. Saks was awarded a discretionary bonus of $32,000 for payments on certain life insurance policies issued in connection with assignment of benefits agreements with the Company.

Stock-Based Awards

The Company has attempted to provide its employees with incentives in order to maximize the Company’s financial performance and to align employee interests with those of the Company’s shareholders. In determining whether to grant its officers stock-based awards and in what amounts, the Compensation Committee may consider a variety of factors it deems appropriate, including the officer’s position and responsibilities, tenure and seniority, experience generally and, contribution to the Company as well as the Company’s past history with respect to granting stock-based awards (e.g., the number of outstanding awards and the number of awards previously issued to an executive officer). The Compensation Committee takes into account the recommendations of the Company’s Chief Executive Officer in determining whether and in what amounts to issue stock options. During 2005 the Company did not grant any stock-based awards to its executive officers, including the Company’s Chief Executive Officer.

Chief Executive Officer Compensation

The Company and its Chief Executive Officer and President, Ronald S. Saks, recently entered into an employment agreement effective as of January 1, 2006. In its consideration of the employment agreement, the Compensation Committee reviewed compensation packages for presidents and chief executive officers of peer companies, the performance of the Common Stock of the Company, the significant ownership Mr. Saks has in the Company and the financial performance of the Company. Mr. Saks’ base salary under the new employment agreement is $270,600 per annum in 2006 and $277,200 in 2007 and after.

Respectfully submitted,

COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS OF
LMI AEROSPACE, INC.

Sanford S. Neuman, Chairman
John M. Roeder, Member
John S. Eulich, Member

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee are provided in its Charter, which has been approved by the Board of Directors of the Company. The Audit Committee Charter was most recently revised and approved by the Board of Directors on April 29, 2004. A copy of the Charter was attached to the 2004 Proxy Statement as Attachment A.

In fulfilling its oversight responsibilities with respect to the December 31, 2005 financial statements, the Audit Committee, among other things, has:

•
reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2005, including a discussion of the quality and acceptability of our financial reporting and internal controls;

•
discussed with the Company’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants;

•
discussed with the Company’s independent registered public accounting firm its independence from management and the Company, received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and considered the compatibility of non-audit services with the Company’s independent registered public accounting firm’s independence; and

•	discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Respectfully submitted,

AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
LMI AEROSPACE, INC.

John M. Roeder, Chairman of the Audit Committee
Joseph A. Burstein, Member
Thomas G. Unger, Member
John S. Eulich, Member

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

COMPARISON OF LMI AEROSPACE, INC. CUMULATIVE TOTAL RETURN

Set forth below is a line graph presentation comparing the yearly percentage change in cumulative total shareholder returns since December 31, 2000 on an indexed basis with the S & P 500 Index and the S&P Small Cap Aerospace/Defense Index, which is a nationally recognized industry standard index.

The following graph assumes the investment of $100 in LMI Aerospace, Inc. Common Stock, the S & P 500 Index and the S&P Small Cap Aerospace/Defense Index as well as the reinvestment of all dividends. There can be no assurance that the performance of the Company’s stock will continue into the future with the same or similar trend depicted in the graph below.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

From time to time, the Company has engaged in various transactions with certain of its directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning certain transactions and relationships that have occurred during the past fiscal year or are currently proposed.

Sanford S. Neuman, a director of the Company, is the Chairman and a Member of the law firm Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future.

In May of 2002, the Company acquired the outstanding capital stock of Versaform Corporation, a California corporation, and the capital stock of its subsidiary, 541775 B.C., Ltd., a corporation incorporated in the Province of British Columbia, Canada. All of the capital stock of Versaform Corporation and affiliates was owned directly by Brian Geary, an individual residing in the State of California. At the time, 541775 B.C., Ltd. owned all of the outstanding capital stock of Versaform Canada Corporation, a corporation incorporated in the Province of British Columbia, Canada. The Company subsequently consolidated 541775 B.C., Ltd. and Versaform Canada Corporation with its own wholly-owned Canadian subsidiary, LMIV Holding Ltd., a corporation incorporated in the Province of British Columbia, Canada. In June of 2002, Mr. Geary was appointed as a director of the Company. As part of the transaction pursuant to which it acquired Versaform Canada Corporation, the Company executed a non-negotiable, subordinated promissory note in favor of Mr. Geary, in the principal amount of $1.3 million. This promissory note is payable in 36 monthly installments beginning on July 1, 2002, and bears interest at a rate of 7% per annum. The note was paid in full on June 6, 2005. Also, as part of the transaction, the Company is required to pay Mr. Geary additional consideration of up to 5% of the annual net sales received under agreements between Versaform and Hamilton Sundstrand, a customer of Versaform, in excess of $3 million. As of December 31, 2005, there have been no payments earned by Mr. Geary for sales to Hamilton Sundstrand.

In September 2002, the Company acquired from MBSP, L.P., a Nevada limited partnership of which Mr. Geary is the sole general partner, the operations and certain of the assets of the aerospace division of Southern Stretch Forming and Fabrication, Inc., an aerospace sheet metal manufacturer based in Denton, Texas. The Company paid to MBSP, L.P. consideration consisting of 90,000 shares of its common stock for machinery and equipment, issued pursuant to a private placement conforming with the safe harbor provisions of Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, $115,000 cash for all inventories and the transfer of certain equipment valued at $60,000. In connection with this transaction, the Company is required to pay to MBSP, L.P. 5% of the gross sales of specific parts to a specific customer during the period beginning on January 1, 2003 and ending on December 31, 2007, not to exceed $500,000. Payments to MBSP, L.P. under this agreement were $55,000, $109,000 and $137,588 for the years ended December 31, 2003, 2004 and 2005, respectively.

The Company negotiated each of the above transactions on an arm’s-length basis. Although Mr. Geary was not a director at the time of the Company’s acquisition of Versaform, the Company received an opinion from an independent investment banking firm stating that the Company’s acquisition of Versaform was fair from a financial point of view to the holders of the Company’s common stock. Because the Company’s acquisition of SSFF occurred following Mr. Geary’s appointment to the Company’s Board of Directors, and because of the potential conflict of interest created by the Company’s acquisition of assets from Mr. Geary, the Company’s audit committee reviewed the following specific factors relating to the Company’s acquisition of SSFF:

•	whether or not the potential conflict of interest arising from the Company’s proposed transaction with SSFF and indirectly with Mr. Geary had been fully disclosed and revealed to the Audit Committee;

•	whether or not the proposed transaction had been negotiated at arm’s-length;

•	whether or not Mr. Geary had participated in the negotiation of the proposed transaction on behalf of the Company; and

•	whether or not the terms of the proposed transaction were fair to the Company and its shareholders.

After full discussion and deliberation of these factors, the members of the Company’s Audit Committee unanimously determined that all relevant facts regarding a potential conflict of interest had been fully disclosed to the Audit Committee, that the terms of the proposed transaction were fair and in the best interests of the Company and its shareholders, and that the transaction had been negotiated at arm’s-length, without participation by or influence of Mr. Geary with respect to the Company’s interest.

The Company leases its facility located at 11011-11021 Olinda Street in Sun Valley, California from multiple landlords, one of whom is a trust for the benefit of Ernest L. Star, the father of Ernest R. Star, the former General Manager of Tempco. Ernest R. Star is a co-trustee of this trust. Pursuant to the terms of the applicable lease agreement, the Company pays the owners of this property aggregate annual rent payments of $155,347 for the lease of a facility with square footage of 22,320. In addition, the Company leases property located at 8866 Laurel Canyon Blvd. in Sun Valley, California from Starwood Company, a company beneficially owned in part by Ernest L. Star. Pursuant to the terms of the applicable lease agreement, the Company pays Starwood Company aggregate annual rent of $172,920 for the lease of a facility having a square footage of 26,200. The leases governing the Company’s occupancy of the above described properties were entered into at the time of the Company’s acquisition of Tempco. Both leases were negotiated on an arm’s-length basis, prior to the time that Ernest R. Star became an officer of the Company. These leases expired by their terms on March 31, 2006. The Company is currently renegotiating the terms of each lease. In March 2004, Ernest R. Star resigned his role as General Manager and officer of the Company. Recently, however, Ernest R. Star was rehired by us to serve as the temporary General Manager of Tempco.

The Company leased property located at 1315 S. Cleveland Street in Oceanside, California from Edward D. Geary, the father of Brian Geary, a member of the Company’s Board of Directors. Pursuant to the applicable lease arrangement, the Company paid Edward D. Geary annual aggregate rent payments of $86,400 for the lease of a 19,000 square foot facility. This lease was assumed by the Company as part of its acquisition of Versaform Corporation. The lease expired on January 31, 2005 and the Company vacated the building.

In connection with the refinancing of the Company’s bank debt, certain directors of the Company (Joseph Burstein, Brian Geary, Sanford Neuman and Ronald Saks) invested an aggregate of $1.0 million in subordinated notes with the Company. These notes mature on December 31, 2007, require quarterly interest payments at an annual rate of 12% and allow for prepayment of principal in connection with certain specified events. The issuance of these subordinated notes was reviewed and approved by the members of the Audit Committee, with Mr. Burstein abstaining. The notes, along with accrued interest, were paid in full on March 31, 2006, following the completion of the Company’s recent public offering.

All future transactions between the Company and its officers, directors, principal shareholders and affiliates must be approved by a majority of the independent and disinterested outside directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, the Company’s directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that all such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during the 2005 fiscal year.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed BDO Seidman, LLP (“BDO”), as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the current fiscal year ending December 31, 2006.

BDO’s reports on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the Company’s audit for each of the two most recent fiscal years, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in their report in the financial statements for such years.

During the Company’s two most recent fiscal years, there were no reportable events as defined in Registration S-K, Item 304(a)(1)(v).

A proposal will be presented at the Annual Meeting to ratify the appointment of BDO as the Company’s independent registered public accounting firm. One or more of the representatives of that firm are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so. Neither the Company’s By-laws nor its other governing documents or law require shareholder ratification of the selection of BDO as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of BDO to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the amount of audit fees, tax fees, audit-related fees and all other fees billed or expected to be billed by Ernst & Young LLP, the Company’s former independent registered public accounting firm, and by BDO Seidman, LLP, the Company’s current independent registered public accounting firm, for the years ended December 31, 2005 and December 31, 2004, respectively:

	2005	2004

Audit Fees (1)	$310,209	$321,094
Tax Fees	--	--
Audit-Related Fees (2)	133,865	4,200
All Other Fees	--	--
Total Fees	$444,074	$325,294

(1)	Includes annual financial statement audit and limited quarterly review services.
(2)	Represents fees for services associated with due diligence related to acquisitions, the Company’s recently completed public offering and other audit-related services.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax, and other services performed by the Company’s independent registered public accounting firm. All of the fees listed above were pre-approved in accordance with this policy. The policy provides for pre-approval by the Audit Committee of specifically defined audit and permitted non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the Company’s independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting. The Audit Committee, after review and discussion with BDO Seidman, LLP of the Company’s pre-approval policies and procedures, determined that the provision of these services in accordance with such policies and procedures was compatible with maintaining BDO Seidman, LLP’s independence.

ANNUAL REPORT

The Annual Report of the Company for the 2005 fiscal year accompanies this Notice of Annual Meeting and Proxy Statement.

FUTURE PROPOSALS

Shareholder proposals intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Company not later than December 30, 2006 or earlier than November 1, 2006 for inclusion in the Company’s proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

Shareholder proposals and nominations for directors made outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, may be considered at the 2007 Annual Meeting of Shareholders only if timely notice is given to the Company by March 14, 2007. Such notice must include a description of the proposed business and the reasons therefor. The Board of Directors or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for shareholder action in accordance with applicable law. These requirements are separate from the procedural requirements a shareholder must meet to have a proposal included in the Company’s proxy statement.

COMMUNICATION WITH THE BOARD OF DIRECTORS

A shareholder who wishes to communicate with our Board of Directors, specific individual directors or the non-employee directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement. Such communication will be directed to the intended director, group of directors or the entire Board of Directors, as the case may be.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of this proxy statement or annual report is being delivered to multiple shareholders sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any shareholder at your address. If you wish to receive a separate copy of the proxy statement or annual report, you may call us at (636) 946-6525 or send a written request to LMI Aerospace, Inc., 3600 Mueller Road, St. Charles, Missouri 63301, Attention: Secretary. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than as set forth in the Notice that accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 2005 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO LMI AEROSPACE, INC., 3600 MUELLER ROAD, ST. CHARLES, MISSOURI 63301, ATTENTION: LAWRENCE E. DICKINSON, SECRETARY. SHAREHOLDERS MAY ALSO ACCESS THE FORMS 10-K AND THE COMPANY’S OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION THROUGH THE COMPANY’S WEBSITE AT WWW.LMIAEROSPACE.COM.

By Order of the Board of Directors,

LAWRENCE E. DICKINSON
Secretary

St. Charles, Missouri
May 30, 2006

PROXY

LMI AEROSPACE, INC.
ANNUAL MEETING OF SHAREHOLDERS
June 28, 2006

The undersigned hereby appoints Ronald S. Saks, with full power of substitution, or if Ronald S. Saks is unable or declines to exercise such rights hereunder, the undersigned appoints Lawrence E. Dickinson, with full power of substitution, the true and lawful attorney and proxy of the undersigned to vote all the shares of Common Stock, $0.02 par value per share, of LMI Aerospace, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at the Four Points Sheraton, 3400 Rider Trail South, St. Louis, Missouri 63045, beginning at 10:00 a.m. local time, June 28, 2006, and at any adjournment thereof, on the following items of business as set forth in the Notice of Annual Meeting and Proxy Statement:

1.    ELECTION OF DIRECTORS:

Nominees:        Thomas G. Unger  John M. Roeder

☐	FOR all nominees (or such other person designated by the Board of Directors to replace any unavailable nominee)

☐	WITHHOLD AUTHORITY to vote for all nominees

☐	FOR ALL EXCEPT ______________________ (Instruction: To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write that nominee’s name in the space provided.)

2.    RATIFICATION OF THE ENGAGEMENT OF BDO SEIDMAN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

☐ FOR  ☐ AGAINST  ☐ ABSTENTION

3.    OTHER MATTERS

In his discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF BDO SEIDMAN, LLP, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

DATE	, 2006

Please date and sign exactly as your name appears on the envelope. In the case of joint holders, each should sign. When signing as attorney, executor, etc., give full title. If signer is a corporation, execute in full corporate name by authorized officer.